Exhibit 10.14

AMENDMENT TO THE

FENDER MUSICAL INSTRUMENTS CORPORATION

2007 AMENDED AND RESTATED EQUITY COMPENSATION PLAN

Fender Musical Instruments Corporation hereby amends the Fender Musical Instruments Corporation 2007 Amended and Restated Equity Compensation Plan (the “Plan”), effective June 8, 2011, as follows:

1. The reference to “54,836” in the second sentence of Article One, Section VI..A. shall be amended to refer to “84,836”.

IN WITNESS WHEREOF, the Board of Directors of Fender Musical Instruments Corporation has caused this amendment to the Plan to be executed this 8th day of June, 2011.

FENDER MUSICAL INSTRUMENTS CORPORATION

By:	/s/ Larry E. Thomas
Its:	CEO